                                                                   EXHIBIT 17(a)

                                POWER OF ATTORNEY

     The undersigned Trustee of Merrill Lynch Strategic Dividend Fund (the "Fund") hereby authorizes Arthur Zeikel, Terry K. Glenn, Gerald M. Richard and Robert Harris, or any of them, as attorney-in-fact, to sign on his behalf, in the capacity stated below, any amendments to the Registration Statement (including post-effective amendments) of the Fund on Form N-2 and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

        Signature                    Title                   Date
        ---------                    -----                   ----
     /s/ Kevin A. Ryan               Trustee                 10-21-92
     -----------------
     (Kevin A. Ryan)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 8th day of July, 1987.

                                        MERRILL LYNCH DIVIDEND APPRECIATION FUND
                                                       (Registrant)

                                        By          /s/ Arthur Zeikel
                                          --------------------------------------
                                                (Arthur Zeikel, President)

     Each person whose signature appears below hereby authorizes Arthur Zeikel, Gerald M. Richard and Robert Harris, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                    Title                                  Date
        ---------                    -----                                  ----
    /s/ Arthur Zeikel                President and Trustee                  July 8, 1987
-----------------------------        (Principal Executive Officer)
      (Arthur Zeikel)

   /s/ Gerald M. Richard             Treasurer                              July 8, 1987
-----------------------------        (Principal Financial and
  (Gerald M. Richard)                Accounting Officer)


   /s/ Howard O. Colgan, Jr.         Trustee                                July 8, 1987
-----------------------------
 (Howard O. Colgan, Jr.)

   /s/ Ronald W. Forbes              Trustee                                July 8, 1987
-----------------------------
     (Ronald W. Forbes)

       /s/ Thomas H. Lenagh          Trustee                                July 8, 1987
-----------------------------
   (Thomas H. Lenagh)

      /s/ Richard T. O'Reilly        Trustee                                July 8, 1987
-----------------------------
  (Richard T. O'Reilly)

      /s/ Richard R. West            Trustee                                July 8, 1987
-----------------------------
     (Richard R. West)

      /s/ Marc A. White              Trustee                                July 8, 1987
-----------------------------
      (Marc A. White)

                                POWER OF ATTORNEY

     The undersigned Trustee of Merrill Lynch Strategic Dividend Fund (the "Trust") hereby authorizes Arthur Zeikel, Terry K. Glenn, Gerald M. Richard and Robert Harris, or any of them, as attorney-in-fact, to sign on his behalf, in the capacity stated below, any amendments to the Registration Statement (including post-effective amendments) of the Trust on Form N-1A and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

        Signature                    Title                                  Date
        ---------                    -----                                  ----
     /s/ Charles C. Reilly           Trustee                                November 27, 1990
-----------------------------
     (Charles C. Reilly)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below hereby nominates, constitutes and appoints Arthur Zeikel and Gerald M. Richard (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her place and stead in any and all capacities, to make, execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of MERRILL LYNCH STRATEGIC DIVIDEND FUND (the "Fund"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest, par value $0.10 per share, of the Fund, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the under undersigned Trustee herself might or could do.

     IN WITNESS WHEREOF, THE UNDERSIGNED TRUSTEE HAS HEREUNTO SET HER HAND THIS 22 DAY OF SEPTEMBER, 1994.

                                                        /s/Cynthia A. Montgomery
                                                        ------------------------
                                                           Cynthia A. Montgomery
                                                           Trustee